HC Capital Emerging Markets Portfolio

Amendment No.1 to the Portfolio Management Agreement

Amendment, made as of September 13, 2011, to the Portfolio Management Agreement dated November 18, 2009 (the "Agreement") between the HC Capital Trust, an investment company registered under the Investment Company Act of 1940 as an open-end, series, management investment company, and SSgA Funds Management, Inc., a corporation organized under the laws of Massachusetts ("Portfolio Manager"). All capitalized terms used in this Amendment and not defined herein shall have the same meaning ascribed to them in the Agreement.
Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.

WHEREAS, the Portfolio Manager has agreed to amend the Agreement in a manner that will reduce the fee payable to the Portfolio Manager by eliminating the minimum annual fee, and the Trust has determined that such amendment is in the interests of the shareholders of the Portfolio;

NOW, THEREFORE, it is hereby agreed that Section 4 of the Agreement will be replaced in its entirety by the following:

	4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation:(i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and
(iii) custodian fees and expenses. For its services under this Agreement,Portfolio Manager shall be entitled to receive a fee at the annual rate of 0.16% of the average daily net assets of the Account. The fee shall be payable monthly in arrears.

This Amendment may be executed in any number of counterparts by the parties hereto (including facsimile transmission), each of which counterparts when so executed shall constitute an original, but the counterparts when together shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized representatives as of the date first above written.

HC Institutional International Equity Portfolio

Amendment No.1 to the Portfolio Management Agreement

Amendment, made as of September 13,2011, to the Portfolio Management Agreement dated November 18, 2009 (the "Agreement") between the HC Capital Trust, an investment company registered under the Investment Company Act of 1940 as an open-end, series, management investment company, and SSgA Funds Management, Inc., a corporation organized under the laws of Massachusetts "Portfolio Manager"). All capitalized terms used in this Amendment and not defined herein shall have the same meaning ascribed to them in the Agreement. Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.

WHEREAS, the Portfolio Manager has agreed to amend the Agreement in a manner that will reduce the fee payable to the Portfolio Manager by eliminating the minimum annual fee, and the Trust has determined that such amendment is in the interests of the shareholders of the Portfolio;

NOW, THEREFORE, it is hereby agreed that Section 4 of the Agreement will be replaced in its entirety by the following:

	4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation:(i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee at the annual rate of 0.06% of the average daily net assets of the Account. The fee shall be payable monthly in arrears.

This Amendment may be executed in any number of counterparts by the parties hereto (including facsimile transmission), each of which counterparts when so executed shall constitute an original, but the counterparts when together shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized representatives as of the date first above written.

HC International Equity Portfolio

Amendment No.1 to the Portfolio Management Agreement

Amendment, made as of September 13,2011, to the Portfolio Management Agreement dated December 18, 2009 (the "Agreement") between the HC Capital Trust, an investment company registered under the Investment Company Act of 1940 as an open-end, series, management investment company, and SSgA Funds Management, Inc., a corporation organized under the laws of Massachusetts ("Portfolio Manager"). All capitalized terms used in this Amendment and not defined herein shall have the same meaning ascribed to them in the Agreement. Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.

WHEREAS, the Portfolio Manager has agreed to amend the Agreement in a manner that will reduce the fee payable to the Portfolio Manager by eliminating the minimum annual fee, and the Trust has determined that such amendment is in the interests of the shareholders of the Portfolio;

NOW, THEREFORE, it is hereby agreed that Section 4 of the Agreement will be replaced in its entirety by the following:

	4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation:(i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee at the annual rate of 0.06% of the average daily net assets of the Account. The fee shall be payable monthly in arrears.

This Amendment may be executed in any number of counterparts by the parties hereto (including facsimile transmission), each of which counterparts when so executed shall constitute an original, but the counterparts when together shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized representatives as of the date first above written.

HC Institutional Small Capitalization Equity Portfolio

Amendment No.1 to the Portfolio Management Agreement

Amendment, made as of September 13, 2011, to the Portfolio Management Agreement dated August 28, 2009 (the "Agreement") between the HC Capital Trust, an investment company registered under the Investment Company Act of 1940 as an open-end, series, management investment company, and SSgA Funds Management, Inc., a corporation organized under the laws of Massachusetts ("Portfolio Manager"). All capitalized terms used in this Amendment and not defined herein shall have the same meaning ascribed to them in the Agreement. Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.

WHEREAS, the Portfolio Manager has agreed to amend the Agreement in a manner that will reduce the fee payable to the Portfolio Manager by eliminating the minimum annual fee, and the Trust has determined that such amendment is in the interests of the shareholders of the Portfolio;

NOW, THEREFORE, it is hereby agreed that Section 4 of the Agreement will be replaced in its entirety by the following:

	4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation:(i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee at the annual rate of 0.04% of the average daily net assets of the Account. The fee shall be payable monthly in arrears.

This Amendment may be executed in any number of counterparts by the parties hereto (including facsimile transmission), each of which counterparts when so executed shall constitute an original, but the counterparts when together shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized representatives as of the date first above written.

HC Small Capitalization Equity Portfolio

Amendment No.1 to the Portfolio Management Agreement

Amendment, made as of September 13, 2011, to the Portfolio Management Agreement dated August 28, 2009 (the "Agreement") between the HC Capital Trust, an investment company registered under the Investment Company Act of 1940 as an open-end, series, management investment company, and SSgA Funds Management, Inc., a corporation organized under the laws of Massachusetts ("Portfolio Manager"). All capitalized terms used in this Amendment and not defined herein shall have the same meaning ascribed to them in the Agreement. Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.

WHEREAS, the Portfolio Manager has agreed to amend the Agreement in a manner that will reduce the fee payable to the Portfolio Manager by eliminating the minimum annual fee, and the Trust has determined that such amendment is in the interests of the shareholders of the Portfolio;

NOW, THEREFORE, it is hereby agreed that Section 4 of the Agreement will be replaced in its entirety by the following:

	4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee at the annual rate of 0.04% of the average daily net assets of the Account. The fee shall be payable monthly in arrears.

This Amendment may be executed in any number of counterparts by the parties hereto (including facsimile transmission), each of which counterparts when so executed shall constitute an original, but the counterparts when together shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized representatives as of the date first above written.

HC CAPITAL TRUST

SSgA Funds Management, Inc.